Consolidated Balance Sheets - USD ($)	Apr. 30, 2015	Apr. 30, 2014
ASSETS
Rental property, net	$ 2,289,618	$ 2,373,763
Cash	17,286	19,379
Restricted cash	13,799	15,559
Accounts receivable	1,225	1,750
Total Assets	2,321,928	2,410,451
LIABILITIES AND STOCKHOLDERS DEFICIT
Mortgage payable	542,694	558,176
Related party mortgage payable	1,425,982	1,425,982
Accounts payable and accrued expenses	$ 103,465	22,500
Deferred revenue		4,800
Security deposits	$ 2,900	1,700
Loans payable - related parties	450,581	441,684
Total Liabilities	$ 2,525,622	$ 2,454,842
STOCKHOLDERS' DEFICIT:
Preferred stock: par value $0.0001; 100,000,000 shares authorized; None issued or outstanding
Common stock: par value $0.0001; 200,000,000 shares authorized; 1,796,875 and 1,796,875 shares issued and outstanding, respectively	$ 180	$ 180
Additional paid-in capital	303,972	275,981
Accumulated deficit	(507,846)	(320,552)
Total Stockholders' Deficit	(203,694)	(44,391)
Total Liabilities and Stockholders' Deficit	$ 2,321,928	$ 2,410,451